(File Nos. 811-8529; 333-41461)

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [ ]   Preliminary Proxy Statement
         [X]   Definitive Proxy Statement
         [ ]   Definitive Additional Materials
         [ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               THE MEMORIAL FUNDS
                (Name of Registrant as Specified in its Charter)

                         BOARD OF TRUSTEES OF REGISTRANT
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

         [X]      No Fee Required
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                  and 0-11

                  1) Title of each class of securities to which transaction applies:

                      _____________________________________________________

                  2)  Aggregate  number  of  securities  to  which   transaction
                      applies:

                      _____________________________________________________

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                      _____________________________________________________

                  4)  Proposed maximum aggregate value of transaction:

                      _____________________________________________________

                  5)  Total fee paid:

                      _____________________________________________________

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:

                           ________________________________________________

                  2)       Form, Schedule or Registration Statement No.:

                           ________________________________________________

                  3)       Filing Party:

                           ________________________________________________

                  4)       Date Filed:

                           ________________________________________________

                               THE MEMORIAL FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101


December 8, 1998

Dear Shareholder:

         The Board of Trustees of The Memorial Funds (the "Trust") has called a Special Meeting of shareholders of Growth Equity Fund (the "Fund") to consider one proposal: to approve a new investment sub-advisory agreement between the Trust, Forum Investment Advisors, LLC and Davis Hamilton Jackson & Associates, L.P. The meeting is scheduled to be held on December 21, 1998.

         The proposal is being presented to you because Davis Hamilton Jackson & Associates, Inc., your Fund's investment sub-adviser, has entered into an agreement with Affiliated Managers Group, Inc. ("AMG") and certain wholly-owned subsidiaries of AMG to form a limited partnership called Davis Hamilton Jackson & Associates, L.P. The Investment Company Act of 1940 requires a vote when there is a change of ownership of a mutual fund's investment adviser of the type being proposed. As a result, this requires the approval of a new investment sub-advisory agreement by the shareholders of the Fund. The new agreement will have the same terms as the current investment sub-advisory agreement. The rate at which the advisory fees are determined will remain the same as well. Your investment in the Fund will not change in any way. Upon completion of this transaction, the same staff who currently manages the Fund will continue to manage the Fund. You will still own the same shares in the same Fund and you will continue to be able to buy and sell shares in the same manner as before.

         After careful consideration, the Board of Trustees unanimously approved this proposal and recommends that you vote "FOR" it.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE
ADJOURNMENTS, PLEASE READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN DECEMBER 18, 1998. IF YOU HAVE ANY QUESTIONS ABOUT THE PROXY STATEMENT, PLEASE DO NOT HESITATE TO CALL US AT (888) 263-5593.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                   Sincerely,



                                                   Christopher W. Hamm
                                                   President and Chairman
                                                   of the Board of the Trustees

                               THE MEMORIAL FUNDS
                               Growth Equity Fund

                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101
                            -------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 21 1998
                            -------------------------

To the Shareholders of Growth Equity Fund:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Growth Equity Fund (the "Fund"), a series of The Memorial Funds (the "Trust"), will be held at the offices of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine on Monday, December 21, 1998 at 10:00 a.m. (Eastern Standard Time). The purpose of the Meeting is:

        1. To approve or disapprove a new Investment Sub-Advisory Agreement between the Trust, Forum Investment Advisors, LLC and Davis Hamilton Jackson & Associates, L.P., a newly-formed Delaware Limited Partnership;

        2. To transact such other business as may properly come before the Meeting.

         The Trust's Board of Trustees has fixed the close of business on November 18, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Your attention is called to the accompanying proxy statement.


                                            By order of the Board of Trustees,



                                            D. Blaine Riggle
                                            Secretary

Portland, Maine
December 8, 1998

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                               THE MEMORIAL FUNDS
                               Growth Equity Fund

                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101


                                 PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Trustees of The Memorial Funds (the "Trust"), a Delaware business trust, on behalf of Growth Equity Fund (the "Fund"). The Trust is a registered open-end investment company whose executive offices are located at Two Portland Square, Portland, Maine 04101. Proxies will be voted at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at the offices of the Trust's administrator, Forum Administrative Services, LLC ("Forum"), Two Portland Square, Portland, Maine 04101 on Monday, December 21, 1998, at 10:00 a.m. (Eastern Standard Time), and any adjournment thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement and the enclosed notice of meeting and proxy card are first being mailed to shareholders on or about December 7, 1998.

         The Trust's Semi-Annual Report to shareholders for the period ended June 30, 1998, which includes financial statements for the Fund, has previously been mailed to shareholders receiving this Proxy Statement. Shareholders may request a copy of the Semi-Annual Report without charge by calling the Fund's distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101, at 1-888-263-5593.

         The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust or by regular employees of Davis Hamilton Jackson & Associates, Inc. (the "Current Sub-Adviser"), Forum or their affiliates. Current Sub-Adviser will bear all of the costs of the Meeting and the preparation, printing and mailing of proxies. Forum will mail proxy materials and tabulate voting results.

PURPOSE OF MEETING

         The Meeting is being called to approve or disapprove a new Investment Sub-Advisory Agreement between the Trust, Forum Investment Advisors, LLC and Davis Hamilton Jackson & Associates, L.P., a Delaware Limited Partnership organized on October 21, 1998 (the "New Sub-Adviser").

DESCRIPTION OF VOTING

         Approval of the proposal requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund as that term is defined under the Investment Company Act of 1940 (the "1940 Act"). Under the 1940 Act, this means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.

         Shareholders of record at the close of business on November 18, 1998, (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting, including any adjournment thereof. As of the Record Date there were 2,987,273.282 shares outstanding of the Fund (29,195.555 of the Trust share class and 2,958,077.727 of the Institutional Shares Class). The Fund's Trust shares and Institutional shares have identical voting rights. As of the Record Date, Trustee Jay Brammer owned 6,432.818 Trust Shares, or 22.03% of the Trust class and .21%of the Fund. As of the Record Date, all other Trustees and Officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of either share class of the Fund. As of the Record Date, the following shareholders beneficially owned more than 5% of the outstanding shares of each class of the Fund:

5% SHAREHOLDERS
GROWTH EQUITY FUND - TRUST SHARES

----------------------------------------------- ---------------------- -------------------- ---------------------
NAME/ADDRESS                                    SHARES                 PERCENTAGE OF        PERCENTAGE OF
                                                                       SHARES               SHARES OF THE FUND
                                                                       OF CLASS
----------------------------------------------- ---------------------- -------------------- ---------------------
----------------------------------------------- ---------------------- -------------------- ---------------------
Timothy Brammer Trustee                         8,453.952              28.96%               .28%
FBO First Irrevocable Qualified Subchapter S
Trust of Jay A. Brammer
9000 Keystone Crossing
Suite 1000
Indianapolis, IN  46240

----------------------------------------------- ---------------------- -------------------- ---------------------
----------------------------------------------- ---------------------- -------------------- ---------------------
Jay Brammer                                     6,432.818              22.03%               .21%
10948 Lake Front Drive
Indianapolis, IN  46236

----------------------------------------------- ---------------------- -------------------- ---------------------
----------------------------------------------- ---------------------- -------------------- ---------------------
Timothy F. Brammer Trustee                      4,226.973              14.48%               .14%
FBO First Irrevocable Qualified Subchapter S
Trust of Jay A. Brammer for Rachel Brammer
9000 Keystone Crossing
Suite 1000
Indianapolis, IN  46240

----------------------------------------------- ---------------------- -------------------- ---------------------
----------------------------------------------- ---------------------- -------------------- ---------------------
Jay A. Brammer as Cust.                         3,360.604              11.51%               .11%
FBO Megan Brammer UGMA/IN
10948 Lake Front Drive
Indianapolis, IN  46236

----------------------------------------------- ---------------------- -------------------- ---------------------
----------------------------------------------- ---------------------- -------------------- ---------------------
Jay A. Brammer as Cust.                         3,360.604              11.51%               .11%
FBO Michelle Brammer UGMA/IN
10948 Lake Front Drive
Indianapolis, IN  46236

----------------------------------------------- ---------------------- -------------------- ---------------------
----------------------------------------------- ---------------------- -------------------- ---------------------
Jay Brammer as Cust.                            3,360.604              11.51%               .08%
FBO Abigail Brammer UGMA/IN
10948 Lake Front Drive
Indianapolis, IN  46236
----------------------------------------------- ---------------------- -------------------- ---------------------

5% SHAREHOLDERS
GROWTH EQUITY FUND - INSTITUTIONAL SHARES

------------------------------------------------ ---------------------- -------------------- ---------------------
NAME/ADDRESS                                     SHARES                 PERCENTAGE OF        PERCENTAGE OF
                                                                        SHARES               SHARES OF THE FUND
                                                                        OF CLASS
------------------------------------------------ ---------------------- -------------------- ---------------------
------------------------------------------------ ---------------------- -------------------- ---------------------
Strafe & Co.                                     675,984.696            22.85%               22.63%
FBO SCI Related Accounts - CM
P.O. Box 160
Westerville, OH  43086-0160

------------------------------------------------ ---------------------- -------------------- ---------------------
------------------------------------------------ ---------------------- -------------------- ---------------------
First Union National Bank TTEE                   597,678.874            20.20%               20.01%
FBO SCI Preneed Funeral Trusts
1525 West Wt Harris Blvd.
CMG NC 1151
Charlotte, NC  28288

------------------------------------------------ ---------------------- -------------------- ---------------------
------------------------------------------------ ---------------------- -------------------- ---------------------
Var & Co.                                        326,505.404            11.04%               10.93%
c/o Colorado National Bank, N.A.
FBO Pre-Need
P.O. Box 64010
St. Paul, MN  55164-0010

------------------------------------------------ ---------------------- -------------------- ---------------------
------------------------------------------------ ---------------------- -------------------- ---------------------
Var & Co.                                        302,620.281            10.23%               10.13%
c/o Colorado National Bank, N.A.
FBO Cemetery Merchandise
P.O. Box 64010
St. Paul, MN  55164-0010

------------------------------------------------ ---------------------- -------------------- ---------------------
------------------------------------------------ ---------------------- -------------------- ---------------------
Southwest Guaranty Trust Company                 201,986.755            6.83%                6.76%
Fiduciary-SCI-Merchandise
10411 Westheimer
Suite 200
Houston, TX  77042

------------------------------------------------ ---------------------- -------------------- ---------------------
------------------------------------------------ ---------------------- -------------------- ---------------------
Miter & Co.                                      177,584.875            6.00%                5.94%
FBO Chicago Trust Co./SCI CM
c/o Marshall & Ilsley Trust
P.O. Box 2977
Milwaukee, WI  53202

------------------------------------------------ ---------------------- -------------------- ---------------------
------------------------------------------------ ---------------------- -------------------- ---------------------
Southwest Guaranty Trust Company                 163,008.515            5.51%                5.46%
Fiduciary-SCI-Funeral Service
10411 Westheimer
Suite 200
Houston, TX  77042
------------------------------------------------ ---------------------- -------------------- ---------------------

         Each shareholder will be entitled to one vote for each whole share and a fractional vote for each fractional share held. Shares may be voted in person or by proxy. Shareholders holding one-third of the outstanding shares of the Fund at the close of business on the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding the Fund at the Meeting. All properly executed proxies received in time to be voted at the Meeting will be counted at the Meeting, and any adjournment thereof, in accordance with the instructions marked thereon or otherwise provided therein.

         For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and non-votes have the effect of votes AGAINST the proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled ABSTAIN will result in the shares covered by the proxy being treated as if they were voted AGAINST the proposal.

         IF YOU DO NOT SPECIFY A CHOICE ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL DESCRIBED IN THIS PROXY STATEMENT. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against the proposal will be voted AGAINST such adjournment. A shareholder vote may be taken on the proposal prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

         Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice of revocation or by executing and delivering a later dated proxy to Forum Shareholder Services, LLC, the Trust's transfer agent, at Two Portland Square, Portland, Maine, 04101, or by personally casting a vote at the Meeting.

                                    PROPOSAL
                           APPROVAL OR DISAPPROVAL OF
                     A NEW INVESTMENT SUB-ADVISORY AGREEMENT

         Shareholders of the Fund are being asked to approve a new investment sub-advisory agreement (the "New Agreement") between the Trust, Forum Investment Advisors, LLC and New Sub-Adviser so that the New Sub-Adviser may serve as the Fund's investment sub-adviser. Current Sub-Adviser, which is located at 909 Fannin Street, Suite 550, Houston, Texas 77010, serves as investment sub-adviser to the Fund pursuant to an Investment Sub-Advisory Agreement dated March 13, 1998, between the Trust, Forum Investment Advisors, LLC and Current Sub-Adviser (the "Current Agreement"). The Current Agreement was approved by the Trust's Board of Trustees, including a majority of the Trustees who were not parties to the Current Agreement or interested persons of such parties, at a meeting held on March 9, 1998 and by the unanimous written consent dated March 10, 1998 of the initial shareholder of the Fund in lieu of a shareholders' meeting.

         On October 21, 1998, Current Sub-Adviser and the individuals owning all of the equity interests in Current Sub-Adviser and Patrick Clegg, an employee of Current Sub-Adviser, entered into various agreements with Affiliated Managers Group, Inc. ("AMG") and two of its wholly owned subsidiaries, AMG/SouthwestGP Holdings, Inc. and AMG/TBC Holdings, Inc. AMG is a publicly held corporation with its common stock listed on the New

York Stock Exchange. Upon the completion of this transaction, AMG/SouthwestGP Holdings, Inc. will be the sole general partner of New Sub-Adviser, AMG/TBC Holdings, Inc. will become a special limited partner of New Sub-Adviser and Robert C. Davis, Jack R. Hamilton, Alfred Jackson, James P. Webb, Catherine S. Woodruff, Jeffrey L. Sarff and Patrick Clegg will become New Sub-Adviser's regular limited partners. Under the organizational documents of New Sub-Adviser, the Executive Committee, initially consisting of Robert C. Davis and Jack R. Hamilton, will be responsible for all portfolio and investment activities of New Sub-Adviser.

         The Board of Trustees recommends that shareholders of the Fund approve the New Agreement. The New Agreement will replace the Current Agreement pursuant to which Current Sub-Adviser provides investment advisory services for the Fund. Your approval is being sought because the transactions contemplated by these agreements may constitute an "assignment" (as defined in the 1940 Act) of the Current Agreement, resulting in the automatic termination of the Current Agreement.

         The transactions are expected to be completed on or about December 31, 1998. If the Fund's shareholders approve the New Agreement, the New Agreement will become effective on that date (or such later date as the transactions are completed), and New Sub-Adviser will become the investment sub-adviser to the Fund.

         CURRENT SUB-ADVISER AND NEW SUB-ADVISER HAVE ADVISED THE FUND THAT THEY ANTICIPATE NO CHANGE IN THE INVESTMENT MANAGEMENT AND OTHER PERSONNEL IN
CONNECTION  WITH THE  TRANSACTION,  AND THAT THE SAME  PERSONS  RESPONSIBLE  FOR
MANAGEMENT OF THE FUND UNDER THE CURRENT AGREEMENT WILL CONTINUE TO BE SO RESPONSIBLE UNDER THE NEW AGREEMENT. NEITHER CURRENT SUB-ADVISER NOR NEW
SUB-ADVISER ANTICIPATE THAT THE TRANSACTION WILL CAUSE ANY REDUCTION IN THE QUALITY OF SERVICES NOW PROVIDED TO THE FUND, OR HAVE ANY ADVERSE EFFECT ON NEW SUB-ADVISER'S ABILITY TO FULFILL ITS OBLIGATIONS TO THE FUND.

SUMMARY OF TRANSACTION LEADING TO THE NEW AGREEMENT

     Robert C. Davis, Jack R. Hamilton, Alfred Jackson, James P. Webb, Catherine
S. Woodruff and Jeffrey L. Sarff (each a "Stockholder" and collectively, the "Stockholders") together own all of the outstanding interests in Current Sub-Adviser. Current Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940. On October 21, 1998, the Stockholders, Current Sub-Adviser, New Sub-Adviser, AMG/SouthwestGP Holdings, Inc. and AMG/TBC Holdings, Inc., Affiliated Managers Group, Inc. and Patrick Clegg entered into various agreements pursuant to which Current Sub-Adviser will transfer all of its assets and liabilities to New Sub-Adviser in exchange for an interest in New Sub-Adviser. At the time of closing, Current Sub-Adviser will transfer its interest in New Sub-Adviser to AMG/SouthwestGP Holdings, Inc. and AMG/TBC Holdings, Inc. in exchange for installment notes in the aggregate amount of $22 million and contingent deferred notes in the aggregate amount of $2 million. The aggregate amounts of the notes are subject to adjustment. Subsequent to the closing, Current Sub-Adviser will be liquidated and dissolved and the installment and contingent deferred notes will be distributed to the Stockholders. At the conclusion of this transaction, AMG/SouthwestGP Holdings, Inc. will be the sole general partner of New Sub-Adviser and shall be entitled to a 1% interest in the profits of New Sub-Adviser. AMG/TBC Holdings, Inc. will become a special limited partner and shall be entitled to a 64% interest in the profits of New Subadviser. Robert C. Davis, Jack R. Hamilton, Alfred Jackson, James P. Webb, Catherine S. Woodruff, Jeffrey L. Sarff and Patrick Clegg will become New Sub-Adviser's regular limited partners and shall be entitled to an aggregate 35% interest in the profits of New Sub-Adviser.

     This transaction, which is expected to be consummated on or about December 31, 1998, is subject to various conditions, among which are (i) the consent of advisory clients of Current Sub-Adviser and (ii) completion of necessary filings and receipt of government approvals. Following the transactions, Current Sub-Adviser will be liquidated and if the Fund shareholders approve the New Agreement, New Sub-Adviser will become the investment sub-adviser to the Fund.

         The transactions described above may be deemed to constitute an assignment (as that term is defined in the 1940 Act) of the investment sub-advisory agreement currently in effect between the Trust, Forum Investment Advisors, LLC and Current Sub-Adviser. The Current Agreement provides for its automatic termination in the event of an assignment. Therefore, a new investment sub-advisory agreement between the Trust, Forum Investment Advisors, LLC and New Sub-Adviser is being proposed for approval by shareholders of the Fund. The form of the New Agreement is attached as Exhibit A. The New Agreement is identical in all material respects to the Current Agreement except for the substitution of New Sub-Adviser for Current Sub-Adviser as a party to the agreement and the dates of effectiveness and expiration.

         The New Agreement was approved by the Trust's Board of Trustees, including a majority of the Trustees who were not interested persons of the parties to the New Agreement, at a meeting held on November 17, 1998.

         If the New Agreement is approved by the Fund's shareholders, it will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the New Agreement or interested persons of any such party (other than as Trustees of the Trust).

DISCUSSION OF THE NEW AGREEMENT AND THE CURRENT AGREEMENT

     Under  the  terms  of the New and  Current  Agreements  (collectively,  the
"Agreements"), the investment sub-adviser manages the investment and reinvestment of the assets of the Fund. Under the Agreements, the investment sub-adviser is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion. Commissions paid to brokers or dealers are determined by research and trading services provided along with the best execution available for the client. Commissions are also used to pay for third-party research services through "soft dollar" arrangements. Such services may include research on proxy issues, economic and business cycle research and industry/company specific reports. The investment sub-adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The investment sub-adviser also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

         Each Agreement also provides that, with respect to the Fund, the investment sub-adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that the Agreements do not protect the investment sub-adviser against any liability to the investment adviser or the Trust to which the investment sub-adviser would otherwise be subject due to willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

         The Agreements are terminable without penalty by the Board of Trustees, by a vote of a majority of the voting securities of the Fund (as defined by the 1940 Act) or Forum Investment Advisors, LLC on 60 days' written notice to the investment sub-adviser, or by the investment sub-adviser on 60 days' written notice to the Trust, and will automatically terminate in the event of its assignment.

     The  terms  of  the  Agreements   obligate  Current   Sub-Adviser  and  New
Sub-Adviser to manage the Fund in accordance with applicable laws and regulations. The provision of investment advisory services by Current Sub-Adviser or New Sub-Adviser to the Fund is not exclusive under the terms of the Agreements. Current Sub-Adviser and New Sub-Adviser are free to and do render investment advisory services to others. See "Information About New Sub-Adviser" below.

SUB-ADVISORY FEES

         Under the Current Agreement, Current Sub-Adviser receives from the Fund an advisory fee at an annual rate of 0.30% of the Fund's average daily net assets. For the quarterly period ended September 30, 1998, the Fund paid Current Sub-Adviser $7,724.32 in advisory fees under the Current Agreement. The fee payable under the New Agreement following approval by shareholders will be the same as the fee under the Current Agreement.

INFORMATION ABOUT NEW SUB-ADVISER

         New Sub-Adviser is a limited partnership organized under the laws of the State of Delaware on October 21, 1998. It will operate as a successor registered investment adviser under the Investment Advisers Act of 1940 under the current registration of Current Sub-Adviser from the date on which the transactions between Current Sub-Adviser and New Sub-Adviser are completed until a date no more than 30 days thereafter. Although, as a new entity, New Sub-Adviser has no previous experience managing an investment company, the portfolio managers and other personnel of New Sub-Adviser have significant experience in portfolio management of the Fund and of private investment accounts through their positions at Current Sub-Adviser, which has managed investments in large and mid capitalization companies for over 10 years. Messrs. Jack R. Hamilton, Robert C. Davis and Jeffrey Sarff are and will continue to be primarily responsible for the day-to-day management of the Fund's portfolio. As of November 12, 1998, Current Sub-Adviser has over $3.2 billion of assets under management.

         Day-to-day activities of New Sub-Adviser will be managed by an Executive Committee that will be comprised of the two regular limited partners who possess the largest interests of all the regular limited partners in New Sub-Adviser. The Executive Committee will be responsible for all portfolio and investment activities of New Sub-Adviser. Initially, Messrs. Davis and Hamilton will comprise the Executive Committee. The general partner of New Sub-Adviser, with the concurrence of the Executive Committee, will designate the officers of New Sub-Adviser, and will also have consent or approval rights on significant partnership activities. It is contemplated that Messrs. Davis, Hamilton and Sarff will be appointed as the initial officers of New Sub-Adviser. These officers will be in charge of all day-to-day matters for New Sub-Adviser.

         The agreements leading to the establishment of New Sub-Adviser do not contemplate any changes in the investment advisory services, or the personnel providing those services, to the Fund.

         AMG/SouthwestGP Holdings, Inc. and AMG/TBC Holdings, Inc. are wholly owned subsidiaries of Affiliated Managers Group, Inc. ("AMG"). AMG is a Boston-based holding company which makes equity investments in investment management firms in which management personnel retain a significant interest in the profits of the business. As of September 30, 1998, AMG served as general partner or managing member of ten registered investment advisers (and had a minority investment in one additional investment advisor), which in the aggregate manage approximately $50 billion. The day-to-day activities of the registered investment advisers in which AMG holds an interest are independently managed by their respective principals, and AMG does not participate in the investment process of such firms. Under the organizational documents of New Sub-Adviser, AMG will have no authority to participate in the investment process at New Sub-Adviser. AMG is a Delaware corporation which has its offices at Two International Place, Boston, MA 02110.

     New Sub-Adviser's principal executive officers and managers, and their principal occupations are listed below. Each person's address is 909 Fannin Street, Suite 550, Houston, Texas 77010.

NAME AND ADDRESS               POSITION WITH NEW SUB-ADVISER      PRINCIPAL OCCUPATION
----------------               -----------------------------      --------------------

Jack R. Hamilton               Member of Executive Committee;     Member of Executive Committee and Regular Limited
                               Regular Limited Partner            Partner of Davis Hamilton Jackson & Associates,
                                                                  L.P.
Robert C. Davis                Member of Executive Committee;     Member of Executive Committee and Regular Limited
                               Regular Limited Partner            Partner of Davis Hamilton Jackson & Associates,
                                                                  L.P.
Alfred Jackson                 Regular Limited Partner            Regular Limited Partner of Davis Hamilton Jackson
                                                                  & Associates, L.P.
Jeffrey L. Sarff               Chief Operating Officer; Regular   Chief Operating Officer, Portfolio Manager and
                               Limited Partner;                   Regular Limited Partner of Davis Hamilton Jackson
                               Portfolio Manager                  & Associates, L.P.
Catherine S. Woodruff          Regular Limited Partner;           Portfolio Manager and Regular Limited Partner of
                               Portfolio Manager                  Davis Hamilton Jackson & Associates, L.P.
J. Patrick Clegg               Regular Limited Partner;           Portfolio Manager and Regular Limited Partner of
                               Portfolio Manager                  Davis Hamilton Jackson & Associates, L.P.
James P. Webb                  Regular Limited Partner;           Director of Marketing and Regular Limited Partner
                               Director of Marketing              of Davis Hamilton Jackson & Associates, L.P.

EVALUATION BY THE BOARD OF TRUSTEES

         On November 17, 1998, the Board of Trustees met and discussed the proposed transaction and its possible effect on the Trust, the Fund and its shareholders and evaluated the New Agreement. The Board of Trustees determined that, by approving the New Agreement on behalf of the Fund, the Fund can best assure itself that services from Current Sub-Adviser and New Sub-Adviser will be provided without interruption. The Board of Trustees considered the continuity of the portfolio management and other personnel and the fact that the New Agreement and the Current Agreement are substantially identical to be particularly important in determining whether to approve the New Agreement. Based upon its review, the Board of Trustees concluded that the New Agreement is reasonable, fair and in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it deemed relevant, the Board of Trustees unanimously approved the New Agreement and voted to recommend its approval by the Fund's shareholders.

   THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

OTHER BUSINESS

         Management knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

ADDITIONAL INFORMATION

SUBMISSION OF SHAREHOLDER PROPOSALS.

         It is anticipated that, following the Meeting, the Fund will not hold any meetings of shareholders except as required by Federal or Delaware state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, D. Blaine Riggle, in care of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101.

YOU ARE URGED TO FILL IN, DATE AND SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY

                                              By Order of the Board of Trustees,



                                              D. Blaine Riggle
                                              Secretary

                                                                       EXHIBIT A

                                 MEMORIAL FUNDS
                        INVESTMENT SUB-ADVISORY AGREEMENT

         AGREEMENT made as of the __st day of ________, 199_, by and among Memorial Funds, a Delaware business trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101, (the "Trust"); Forum Investment Advisors, LLC, a Delaware limited liability company, with its principal office and place of business at Two Portland Square, Portland, Maine 04101, (the "Adviser") and Davis Hamilton Jackson & Associates, L.P., a Delaware limited partnership, with its principal office and place of business at Two
Houston Center, 909 Fannin Street, Suite 550, Houston, Texas 77010 (the "Subadviser").

         WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the 13th day of March, 1998 and amended the 11th day of September, 1998 ("Advisory Agreement") with the Trust;

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series;

         WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for each series of the Trust listed on Appendix A hereto (each, a "Fund" and, collectively, the "Funds");

         WHEREAS, the Trust and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement;

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust, the Adviser and the Subadviser hereby agree as follows:

         SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

         (a) The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

         (b) In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement, all exhibits thereto, and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), and (iv) all procedures adopted by the Trust with respect to any Fund (I.E., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust shall furnish to the Subadviser a copy of each amendment of or supplement to the foregoing promptly after the adoption of each amendment or supplement.

         (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

         SECTION 2.  DUTIES OF THE TRUST AND ADVISER

         (a) In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, or any service provider to the Trust.

         (b) In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Advisory Agreement.

         SECTION 3.  DUTIES OF THE SUBADVISER

         (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

         Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

         (b) The Subadviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

         (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect.

         (d) The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

         (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Subadviser may make and retain for its own use a copy of such books and records. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

         (f) The Subadviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

         (g) The Subadviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets under the Subadviser's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

         (h) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

         (i) Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

         SECTION 4.  COMPENSATION; EXPENSES

         (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

         (b) The Subadviser may agree to waive all or part of its fees by separate agreement.

         (c) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

         SECTION 5.  STANDARD OF CARE

         (a) The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

         (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

         (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

         SECTION 6.  EFFECTIVENESS, DURATION AND TERMINATION

         (a) This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

         (b) This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

         (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

         SECTION 7.  ACTIVITIES OF THE SUBADVISER

         Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

         SECTION 8.  REPRESENTATIONS OF SUBADVISER.

         The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act,
(ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise.

         SECTION 10.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

         The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

         SECTION 11.  MISCELLANEOUS

         (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

         (b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

         (c) No party to this Agreement shall be liable to any other party for consequential damages under any provision of this Agreement.

         (d) THIS AGREEMENT SHALL BE GOVERNED BY, AND THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED UNDER AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

         (e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

         (f) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

         (g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

         (h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

         (i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

         (j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

         (k) No affiliated person, employee, agent, director, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

         (l)  The  terms  "vote  of  a  majority  of  the   outstanding   voting
securities",   "interested   person",   "affiliated   person",   "control"   and
"assignment" shall have the meanings ascribed thereto in the 1940 Act.

         (m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                     MEMORIAL FUNDS


                                     By:______________________________________
                                             Christopher W. Hamm, President

                                     FORUM INVESTMENT ADVISORS, LLC


                                     By:______________________________________
                                             Mark Kaplan, Managing Director

                                     DAVIS HAMILTON JACKSON & ASSOCIATES, L.P.


                                     By:______________________________________
                                             Name:
                                             Officer:

                                 MEMORIAL FUNDS
                        INVESTMENT SUB-ADVISORY AGREEMENT

                                   Appendix A


                                               FEE AS A % OF THE ANNUAL
FUND OF THE TRUST                        AVERAGE DAILY NET ASSETS OF THE FUND

Growth Equity Fund                                      0.30%

                               THE MEMORIAL FUNDS
                               Growth Equity Fund

                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints D. Blaine Riggle, Thomas G. Sheehan and David I. Goldstein (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Growth Equity Fund (the "Fund"), a series of The Memorial Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101, on December 21, 1998, at 10:00 a.m. (Eastern Standard Time), and at any adjournment or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO INSTRUCTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW. The Trust has proposed the Proposal. The Board of Trustees recommends voting FOR the Proposal.

          PROPOSAL: To approve a new Investment Sub-Advisory Agreement between the Trust, Forum Investment Advisors, LLC and Davis Hamilton Jackson & Associates, L.P., a newly-formed Delaware Limited Partnership.

            FOR _____              AGAINST _____                 ABSTAIN _____

(NOTE: Checking the box labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on December 21, 1998. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.

__________________________________________________________    ______________
Authorized Signature                                               Date

__________________________________________________________    ______________
Printed Name (and Title if Applicable)                             Date

__________________________________________________________    ______________
Authorized Signature (Joint Investor or Second Signatory)          Date

__________________________________________________________    ______________
Printed Name (and Title if Applicable)                             Date